UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[_]      Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement



                             PROCESS EQUIPMENT, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]      No fee required

[_]      $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[_]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         1.       Title  of  each  class  of  securities  to  which  transaction applies:
                  Common Stock, par value $0.001 per share
                  --------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

                  --------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction

                  --------------------------------------------------------------

         5.       Total fee paid

                  --------------------------------------------------------------

[_] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                             PROCESS EQUIPMENT, INC.
                               Wall Street Center
                           14 Wall Street, 20th Floor
                            New York, New York 10005


                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO ALL STOCKHOLDERS OF PROCESS EQUIPMENT, INC.:

         The purpose of this letter is to inform you that we intend to take the following actions by written consent of our stockholders:

         1. To change our name from Process Equipment, Inc. to HQ Sustainable Maritime Industries, Inc.;

         2. To reincorporate Process Equipment, Inc. in Delaware by a merger of Process Equipment, Inc. with and into a newly-formed wholly-owned Delaware subsidiary, to be known as "HQ Sustainable Maritime Industries, Inc.," which will result in:

                  o a change of domicile of Process Equipment, Inc. from the state of Nevada to the state of Delaware, which means that the surviving corporation will be governed by the laws of the state of Delaware;
                  o the change of our corporate name from Process Equipment, Inc. to HQ Sustainable Maritime Industries, Inc.;
                  o your right to receive one share of common stock of HQ Sustainable Maritime Industries, Inc. for each share of common stock of Process Equipment, Inc. owned by you as of the record date of the reincorporation;
                  o the persons serving presently as executive officers and directors of Process Equipment, Inc. will have the right to serve in their same respective positions in HQ Sustainable Maritime Industries, Inc. after the reincorporation;
                  o HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be increased from the 25,000,000 shares of common stock par value $.001 per share, authorized under Process Equipment, Inc.'s Articles of Incorporation, to 200,000,000 shares of capital stock par value $.001 per share;
                  o HQ Sustainable Maritime Industries, Inc.'s by-laws becoming the by-laws of the surviving corporation;

         3. The increase the size of our board of directors from three to nine; and

         4.       Adoption of the Process  Equipment,  Inc. 2004 Stock Incentive
                  Plan.

         The holders of a majority of our outstanding common stock, owning approximately 73% of the outstanding shares of our common stock, have executed a written consent in favor of the actions described above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed actions and allow us to take the proposed actions on or about May 20, 2004.

         WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

         YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF PROCESS EQUIPMENT, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR
DISSENTERS' RIGHTS, SEE THE SECTION TITLED "STOCKHOLDER RESOLUTION #2 -- REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT 4, WHICH SETS FORTH THOSE STATUTES.

         The accompanying Information Statement is for information purposes only and explains our corporate name change, the terms of our proposed reincorporation, the adoption of an amendment to our by-laws, and the adoption of the 2004 Stock Incentive Plan. Please read the accompanying Information Statement carefully.

April 28, 2004


                                              By Order of the Board of Directors
                                              /s/ Norbert Sporns
                                              Chief Executive Officer

                             PROCESS EQUIPMENT, INC.
                               Wall Street Center
                           14 Wall Street, 20th Floor
                            New York, New York 10005



                              INFORMATION STATEMENT
                                 April 28, 2004


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed on or about April 30, 2004 to the stockholders of record of Process Equipment, Inc. at the close of business on April 12, 2004. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

         This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001 per share. The resolutions adopted by these stockholders give us the authority to take the following actions:

         1. To change our name from Process Equipment, Inc. to HQ Sustainable Maritime Industries, Inc.;

         2. To reincorporate Process Equipment, Inc. in Delaware by a merger of Process Equipment, Inc. with and into a newly-formed wholly-owned Delaware subsidiary, to be known as "HQ Sustainable Maritime Industries, Inc.," which will result in:

                  o a change of domicile of Process Equipment, Inc. from the state of Nevada to the state of Delaware, which means that the surviving corporation will be governed by the laws of the state of Delaware;
                  o the change of our corporate name from Process Equipment, Inc. to HQ Sustainable Maritime Industries, Inc.;
                  o your right to receive one share of common stock of HQ Sustainable Maritime Industries, Inc. for each share of common stock of Process Equipment, Inc. owned by you as of the record date of the reincorporation;
                  o the persons serving presently as executive officers and directors of Process Equipment, Inc. will have the right to serve in their same respective positions in HQ Sustainable Maritime Industries, Inc. after the reincorporation;
                  o HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock will be increased from the 25,000,000 shares of common stock, par value $.001 per share, authorized under Process Equipment, Inc.'s Articles of Incorporation, to 200,000,000 shares of capital stock;

                  o HQ Sustainable Maritime Industries, Inc.'s by-laws becoming the by-laws of the surviving corporation;

         3. The increase of the size of our board of directors from three to nine; and

         4. Adoption of the Process Equipment, Inc. 2004 Stock Incentive Plan.

         The  board  of  directors  of  Process  Equipment,   Inc.  has  adopted
resolutions authorizing the taking of each of the actions described above and recommended that the stockholders adopt resolutions approving these actions.

         As of the close of business on the record date, we had 25,000,000 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

         The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of approximately 73% of the outstanding shares of common stock, allowing Process Equipment, Inc. to take the proposed actions on or about May 20, 2004.

         YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES SECTIONS 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF PROCESS EQUIPMENT, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW.

         FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "STOCKHOLDER RESOLUTION #1 -- REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

         This Information Statement is first being mailed on or about April 30, 2004. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

         The expenses of mailing this Information Statement will be borne by Process Equipment, Inc., including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table set forth information regarding the number of shares of common stock of Process Equipment, Inc., beneficially owned on April 12, 2004, by:
         o each person who is known by Process Equipment, Inc. to beneficially own 5% or more of the common stock of Process Equipment, Inc.; and
         o each of the directors and executive officers of Process Equipment, Inc. and all persons expected to become directors of Process Equipment, Inc. pursuant to the merger.


     Name and Address            Number of Shares(1)            Percent of Class
                                 Beneficially Owned                 Owned

Norbert Sporns(2)                    4,358,596                       17.43%
2500 Pierre Dupuy Suite 509
Montreal, Canada H3C 4L1

Lillian Li Wang(3)                   4,542,251                       18.16%
2500 Pierre Dupuy Suite 509
Montreal, Canada H3C 4L1


Harry Hua Wang(4)                    9,263,886                       37.06%
9240 Riverin, Apt 403
Brossard, Quebec
Canada 4X 2TB
--------------------------
1 Based on 25,000,000 outstanding common shares as reported in the Issuer's Form 8-K filed with the Securities Exchange Commission on March 17, 2004.

2        The amount of shares listed are owned through Red Coral Group  Limited.
         The amount held does not include Warrants , which when exercised, would amount to an additional 5,524,695 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

3        The amount of shares listed are owned through Red Coral Group Limited .
         The amount does not include Warrants, which when exercised, would amount to an additional 5,757,485 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

4        The amount of shares listed are owned through Red Coral Group Limited .
         The amount does not include Warrants, which when exercised, would amount to an additional 11,742,345 common shares. The Warrants are exercisable upon the Company increasing its number of authorized shares.

                           STOCKHOLDER RESOLUTION #1

                          CHANGE OF THE COMPANY'S NAME

BACKGROUND AND PURPOSE

         On April 14, 2004, our board of directors and a majority of the stockholders approved a change of our name to "HQ Sustainable Maritime Industries, Inc." The reason for the name change is to reflect the changed nature of our business. The name change will be effected by virtue of the reincorporation of our company in the state of Delaware, as described below in Stockholder Resolution #2.


                            STOCKHOLDER RESOLUTION #2

                           REINCORPORATION IN DELAWARE


Transaction:               Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions. For more information, see "Background and Purpose of Reincorporation; Principal Reasons for Reincorporation in Delaware."

                           The purpose of this Information Statement is to inform holders of common stock of this corporate action.

Record Date:               April 12, 2004.

Method: Merger with and into our newly-formed, wholly-owned subsidiary, HQ Sustainable Maritime Industries, Inc. For more information, see "Background and Purpose of Reincorporation; Principal Features of the Reincorporation."

Exchange Ratios:           One share of HQ Sustainable  Maritime Industries Inc.
                           common  stock,  par value  $0.001 per share,  will be
                           issued for each share of our common  stock held as of
                           the   record   date.   For  more   information,   see
                           "Background and Purpose of Reincorporation; Principal
                           Features of the Reincorporation."

Effective Date:            20 days after mailing of this Information Statement.

Right to Dissent:          Any stockholder is entitled to be paid the fair value
                           of his, her or its shares if the  stockholder  timely
                           dissents to the reincorporation or any of the actions
                           resulting   from   or   in   connection    with   the
                           reincorporation. For more information, see "Rights of Dissenting Stockholders."

                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about April 30, 2004. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:       Why are we reincorporating in Delaware and changing our name?

A. We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors. As part of the reincorporation, Process Equipment, Inc.'s name will be changed to that of its subsidiary, HQ Sustainable Maritime Industries, Inc. In addition, changing our name to HQ Sustainable Maritime Industries, Inc. will allow us to reflect the changing nature of our business products worldwide.

Q: Why are we not holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors and affiliates that represent a majority of our outstanding shares of common stock, without the need to solicit votes. Under Nevada law and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our newly-formed, wholly-owned subsidiary, HQ Sustainable Maritime Industries, Inc. One new share of HQ Sustainable Maritime Industries, Inc. common stock will be issued for each outstanding share of our common stock held by our stockholders on the effective date for the reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market. Shares of HQ Sustainable Maritime Industries, Inc. will be eligible to trade in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q:       What are the differences between Delaware and Nevada law?

A: There are certain differences between the laws of the state of Nevada and state of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the state of Delaware and the state of Nevada, please see "Background and Purpose of Reincorporation; Differences Between the Corporate Laws and Charter Documents Governing Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of HQ Sustainable Maritime Industries, Inc. on the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A:       Process   Equipment,   Inc.  will  continue  its  business  through  HQ
         Sustainable Maritime Industries, Inc. Process Equipment, Inc. will cease its corporate existence in the state of Nevada on the effective date of the reincorporation.

Q:       Why are we increasing our authorized share capital?

A. We believe that increasing our shares will assure that an adequate supply of authorized, unissued shares of common stock is available for general corporate needs and to provide the board of directors with the necessary flexibility to issue stock in connection with acquisitions, merger transactions or financings without the delay incidental to obtaining shareholder approval of an amendment to the certificate of incorporation at the time as such action, except as may be required by applicable law or by the rules of any stock exchange on which the securities may be listed.

Q.       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of HQ Sustainable Maritime Industries, Inc. will be issued with respect to transfers completed after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         IT  WILL  NOT BE  NECESSARY  FOR OUR  STOCKHOLDERS  TO  EXCHANGE  THEIR
EXISTING  STOCK  CERTIFICATES  FOR  CERTIFICATES  OF  HQ  SUSTAINABLE   MARITIME
INDUSTRIES, INC.

         OUTSTANDING STOCK CERTIFICATES OF PROCESS EQUIPMENT, INC. SHOULD NOT BE DESTROYED OR SENT TO US.


Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                         American Stock Transfer and Trust Company
                         59 Maiden Lane
                         Plaza Level
                         New York, NY 10038

Q:       Can I require Process Equipment, Inc. to purchase my stock?

A: Yes. Under Nevada law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of HQ Sustainable Maritime Industries, Inc. that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

BACKGROUND AND PURPOSE OF REINCORPORATION

Introduction

         The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Certificate of Incorporation or by-laws of HQ Sustainable Maritime Industries, Inc., copies of which are attached as Exhibits 2 and 3 to this Information Statement. Copies of the Articles of Incorporation and the by-laws of Process Equipment, Inc. and the by-laws of HQ Sustainable Maritime Industries, Inc. are available for inspection at our principal offices, and we
will  send  copies  to  stockholders   upon  request.

Principal Reasons for Reincorporation in Delaware

         We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under Delaware law and Nevada law, see "Differences Between the Corporate Laws and Charter Documents Governing Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc."

Principal Features of the Reincorporation

         The reincorporation in Delaware will be effected by our merger with and into HQ Sustainable Maritime Industries, Inc., a newly-formed, wholly-owned subsidiary of Process Equipment, Inc. incorporated in Delaware for this purpose. HQ Sustainable Maritime Industries, Inc. has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal offices and its telephone number are Wall Street Center, 14 Wall Street, 20th Floor, New York, New York 10005, 212-618-1712. As part of its approval and recommendation of the reincorporation, the board of directors of

Process Equipment, Inc. has approved, and recommended to our stockholders, and the holders of a majority of our outstanding shares of common stock have adopted and approved, an Agreement and Plan of Merger pursuant to which Process Equipment, Inc. will be merged with and into HQ Sustainable Maritime Industries, Inc. The full texts of the Plan of Merger and the Certificate of Incorporation and By-Laws of HQ Sustainable Maritime Industries, Inc., the successor Delaware company under which Process Equipment, Inc.'s business will be conducted after the reincorporation, are set forth as Exhibits 1, 2 and 3, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

         Upon the receipt by Process Equipment, Inc. of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger by the Secretaries of State of the states of Nevada and Delaware, Process Equipment, Inc. will be merged with and into HQ Sustainable Maritime Industries, Inc. pursuant to the Agreement and Plan of Merger, resulting in a change in Process Equipment, Inc.'s state of incorporation from Nevada to Delaware, and a change in our company's name from Process Equipment, Inc. to HQ Sustainable Maritime Industries, Inc. We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and by-laws of HQ Sustainable Maritime Industries, Inc. which will replace Process Equipment, Inc.'s current Articles of Incorporation and by-laws. These changes may alter the rights of stockholders of Process Equipment, Inc. See "Differences Between the Corporate Laws and Charter Documents Governing Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc." The text of the Certificate of Incorporation and By-Laws of HQ Sustainable Maritime Industries, Inc. are attached hereto as Exhibits 2 and 3, respectively. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc. of the Articles of Merger with the state of Nevada and a Certificate of Ownership and Merger with the state of Delaware. We anticipate that the reincorporation will become effective 20 days after the date of this Information Statement. As a result of the reincorporation, Process Equipment, Inc. will cease its corporate existence in the state of Nevada.

         Upon completion of the reincorporation, each of our stockholders will be entitled to receive one share of HQ Sustainable Maritime Industries, Inc. common stock for each share of our common stock he, she or it owns. Each share of HQ Sustainable Maritime Industries, Inc. common stock owned by us will be canceled and resume the status of authorized and unissued HQ Sustainable Maritime Industries, Inc. common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of HQ Sustainable Maritime Industries, Inc. Each employee stock plan and any other employee benefit plan to which Process Equipment, Inc. is a party, whether or not such plan relates to Process Equipment, Inc.'s common stock, will be assumed by HQ Sustainable Maritime Industries, Inc. and, to the extent any such plan provides for the issuance or purchase of Process Equipment, Inc. common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of HQ Sustainable Maritime Industries, Inc.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF PROCESS EQUIPMENT, INC. TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF HQ SUSTAINABLE MARITIME INDUSTRIES, INC.; OUTSTANDING STOCK CERTIFICATES OF PROCESS EQUIPMENT,

INC. SHOULD NOT BE DESTROYED OR SENT TO PROCESS EQUIPMENT, INC. The common stock of HQ Sustainable Maritime Industries, Inc. will continue to be traded on the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

         The Certificate of Incorporation and By-Laws of HQ Sustainable Maritime Industries, Inc. are different from our Articles of Incorporation and By-Laws. Your rights as stockholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Nevada, which govern Process Equipment, Inc., and the laws of the state of Delaware, which govern HQ Sustainable Maritime Industries, Inc. See the information under "Differences between the Corporate Laws and Charter Documents Governing Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc." for a summary of the differences between the corporate laws of the state of Nevada and the state of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. HQ Sustainable Maritime Industries, Inc. is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of HQ Sustainable Maritime Industries, Inc. will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at Wall Street Center, 14 Wall Street, 14th Floor, New York, New York 10005.

Change in Capitalization

         Our authorized capital on the date of this Information Statement consisted of 25,000,000 shares of common stock, par value $.001 per share. As of the date of this Information Statement, there were 25,000,000 shares of our common stock issued and outstanding. Upon the completion of the reincorporation, the Certificate of Incorporation of HQ Sustainable Maritime Industries, Inc. will become the certificate of incorporation of the surviving corporation. The authorized capital of HQ Sustainable Maritime Industries, Inc. consists of 200,000,000 shares of capital stock par value $.001 per share. As a result of the reincorporation and exchange of the common stock, HQ Sustainable Maritime Industries, Inc. will have outstanding 200,000,000 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors will have available 175,000,000 shares of common stock, which are authorized but unissued and unreserved. The reincorporation will not affect our total stockholders' equity or total capitalization.

         The additional shares of common stock authorized under HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation would be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive rights under HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation to subscribe for additional securities, which may be issued by HQ Sustainable Maritime Industries, Inc. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock.

         There are no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

         Issuance of additional authorized common stock or preferred stock may have the effect of:

         o deterring or thwarting persons seeking to take control of HQ Sustainable Maritime Industries, Inc. through a tender offer, proxy fight or otherwise;
         o        prohibiting the removal of incumbent management; or
         o impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

         The increase in the authorized shares of common stock and the creation of preferred stock is not part of any plan by Process Equipment, Inc. to adopt a series of amendments to its Articles of Incorporation or by-laws so as to render the takeover of Process Equipment, Inc. more difficult. Moreover, Process Equipment, Inc. is not implementing these changes to enable it to frustrate any efforts by another party to acquire a controlling interest or seek representation on the board of directors.

         The increase in the authorized common stock was recommended by the board of directors of Process Equipment, Inc. to assure that an adequate supply of authorized, unissued shares of common stock is available for general corporate needs and to provide the board of directors of HQ Sustainable Maritime Industries, Inc. with the necessary flexibility to issue stock in connection with acquisitions, merger transactions or financings without the delay incidental to obtaining stockholder approval of an amendment to the certificate of incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which HQ Sustainable Maritime Industries, Inc.'s securities may then be listed. The additional authorized shares of common stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination. Such shares would, however, be available for issuance without further action by the stockholders, unless required by applicable law. The ability to issue shares, as the board of directors determines from time to time to be in HQ Sustainable Maritime Industries, Inc.'s best interests, will also permit us to avoid the extra expenses that would be incurred in holding special stockholders meetings solely to approve an increase in the number of shares which HQ Sustainable Maritime Industries, Inc. has the authority to issue.

Change in By-laws

         Upon the completion of the reincorporation, the by-laws of HQ Sustainable Maritime Industries, Inc. will become the by-laws of the surviving corporation. While the by-laws of HQ Sustainable Maritime Industries, Inc. are similar to the by-laws of Process Equipment, Inc., there are differences which may affect your rights as a stockholder.

Differences Between the Corporate Laws and Charter Documents Governing Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc.

         Process Equipment, Inc. is incorporated under the laws of the state of Nevada and HQ Sustainable Maritime Industries, Inc. is incorporated under the laws of the state of Delaware. On consummation of the reincorporation, the stockholders of Process Equipment, Inc., whose rights currently are governed by Nevada law and Process Equipment, Inc.'s Articles of Incorporation and By-Laws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, HQ Sustainable Maritime Industries, Inc., and their rights as stockholders will then be governed by Delaware law and HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation and by-laws, which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Process Equipment, Inc., are summarized below. Stockholders should refer to the Delaware General Corporation Law and the Nevada Business Corporation Act to understand how these laws apply to Process Equipment, Inc. and HQ Sustainable Maritime Industries, Inc.

         Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Process Equipment, Inc. does not have a classified board, and it is not currently expected that HQ Sustainable Maritime Industries, Inc.'s board of directors will be classified in the near future.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. Process Equipment, Inc.'s by-laws provide that special meetings of the stockholders may be called by the company's President, Secretary, board of directors, or by any shareholder pursuant to the written request of the holder of not less than one-tenth of all the shares entitled to vote at the meeting. The by-laws of HQ Sustainable Maritime Industries, Inc. provide that the company's Chairman of the board of directors, a majority of the board of directors, or upon the written request of any person or persons who have duly called a special meeting.

         Delaware law also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Process Equipment, Inc. opted out of cumulative voting by not including a provision granting cumulative voting rights in its Articles of Incorporation. HQ Sustainable Maritime Industries, Inc. also did not adopt cumulative voting in that its Certificate of Incorporation will not provide for cumulative voting in the election of directors.

         Because neither Process Equipment, Inc. nor HQ Sustainable Maritime Industries, Inc. utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Process Equipment, Inc.'s by-laws and the HQ Sustainable Maritime Industries, Inc. by-laws address the issue of director vacancies in substantially the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Under Nevada law, the articles of incorporation, By-Laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Process Equipment, Inc.'s By-Laws do not provide for the mandatory advancement of expenses to directors and officers. In contrast, the Certificate of Incorporation and by-laws of HQ Sustainable Maritime Industries, Inc. each provide for the mandatory advancement of expenses to directors and officers. As a result, there is a difference in stockholders' rights with respect to issue of mandatory advancement of expenses to directors and officers. In addition, the board of directors of HQ Sustainable Maritime Industries, Inc. will be required to indemnify directors and officers. The board of directors of HQ Sustainable Maritime Industries, Inc. will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under its By-Laws and Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation will limit the liability of directors to HQ Sustainable Maritime Industries, Inc. to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

         Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.


         Restrictions on Business Combinations. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

         Neither Process Equipment, Inc. nor HQ Sustainable Maritime Industries, Inc. have opted out of the applicable statutes with appropriate provisions in their respective Articles and Certificate of Incorporation.

         Amendment to Certificate of Incorporation/Articles of Incorporation or by-laws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate/articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There will be no difference in stockholders' rights with respect to stockholder action by written consent, as both Process Equipment, Inc.'s Articles of Incorporation and By-Laws and HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation and By-Laws do not limit stockholder action by written consent.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, the principal provisions of HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the full texts of HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation and By-laws.

         In general, the anti-takeover provisions of HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by HQ Sustainable Maritime Industries, Inc.'s board of directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of HQ Sustainable Maritime Industries, Inc. or a tender offer for all of HQ Sustainable Maritime Industries, Inc.'s capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of HQ Sustainable Maritime Industries, Inc. in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of HQ Sustainable Maritime Industries, Inc. in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of HQ Sustainable Maritime Industries, Inc. or tender offers for all or part of HQ Sustainable Maritime Industries, Inc.'s capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock will generally be made at prices above the prevailing market price of HQ Sustainable Maritime Industries, Inc.'s stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of HQ Sustainable Maritime Industries, Inc.'s stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or by-laws. HQ Sustainable Maritime Industries, Inc.'s by-laws provide that annual stockholder meetings may be called only by HQ Sustainable Maritime Industries, Inc.`s board of directors.

         Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's By-Laws, unless it is set by the corporation's certificate of incorporation. HQ Sustainable Maritime Industries, Inc.'s By-Laws provide that the number of directors shall consist of such number as may be determined from time to time by resolutions adopted by a vote of the majority of the entire board of directors. The power to determine the number of directors within these numerical limitations is vested in the board of directors. The power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested primarily in the board of directors.

         Approval of Business Combinations with Related Persons. Under Delaware law, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholders meeting may, if they so choose, elect all directors of HQ
Sustainable Maritime Industries, Inc., thus precluding a small group of stockholders from controlling the election of one or more representatives to the board of directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. HQ Sustainable Maritime Industries, Inc.'s Certificate of Incorporation generally provides that any stockholder desiring to make a proposal for new business at a stockholder meeting must submit written notice not less than 90 or more than 180 days in advance of the meeting, and in the case of a nomination for the election of directors, not less than 90 or more than 180 days prior to the earlier of the date of the meeting or the corresponding date on which the preceding year's annual meeting of stockholders was held. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         Process Equipment, Inc. believes that, for federal income tax purposes, no gain or loss will be recognized by Process Equipment, Inc., HQ Sustainable Maritime Industries, Inc. or the stockholders of Process Equipment, Inc. who receive HQ Sustainable Maritime Industries, Inc. common stock for their Process Equipment, Inc. common stock in connection with the reincorporation. The adjusted tax basis of each whole share of HQ Sustainable Maritime Industries, Inc. common stock received by a stockholder of Process Equipment, Inc. as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of Process Equipment, Inc. common stock converted into such shares of HQ Sustainable Maritime Industries, Inc. common stock. A stockholder who holds Process Equipment, Inc. common stock will include in his holding period for the HQ Sustainable Maritime Industries, Inc. common stock that he receives as a result of the reincorporation his holding period for Process Equipment, Inc. common stock converted into such HQ Sustainable Maritime Industries, Inc. common stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


RIGHTS OF DISSENTING STOCKHOLDERS

         Stockholders of Process Equipment, Inc. common stock that follow the appropriate procedures are entitled to dissent from the consummation of the reincorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada Revised Statutes.

         The following discussion summarizes the material applicable provisions of the Nevada dissenters' rights statute. You are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Exhibit 4 to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters' rights such person may have.

         This discussion and Exhibit 4 should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute.

         Under the Nevada dissenters' rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must file with Process Equipment, Inc. a written notice of dissent stating that you intend to demand payment for your shares of common stock if the reincorporation is consummated. Such written notice of dissent must be filed with Process Equipment, Inc. within 20 days of receipt of this Information Statement. If you fail to comply with this notice requirement, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, including an appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

         Within 10 days after the effective time of the reincorporation, Process Equipment, Inc. will give written notice of the effective time of the reincorporation by certified mail to each stockholder who filed a written notice of dissent. The notice must also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on Process Equipment, Inc. for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

         Within 30 days after the receipt of demand for the fair value of the dissenters' shares, Process Equipment, Inc. will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, Process Equipment, Inc. shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

         A dissenting stockholder, within 30 days following receipt of payment for the shares, may send Process Equipment, Inc. a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to Process Equipment, Inc.'s payment of fair value to such stockholder.

         If a demand for payment remains unsettled, Process Equipment, Inc. will petition the court to determine fair value and accrued interest. If Process Equipment, Inc. fails to commence an action within 60 days following the receipt of the stockholder's demand, Process Equipment, Inc. will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

         All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against Process Equipment, Inc. if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

         If you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Exhibit 4.



                            STOCKHOLDER RESOLUTION #3


INCREASE OF THE SIZE OF BOARD OF DIRECTORS
BACKGROUND AND PURPOSE

         Currently our board of directors consists of three directors. The stockholder resolution provides for an increase in the size of our board of directors to three to nine. This increase amendment is necessary to allow us to be in compliance with corporate governance requirement of the major stock exchanges which require that at least a majority of the directors of the board of a listed company be independent directors.



                            STOCKHOLDER RESOLUTION #4

ADOPTION OF 2004 STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

         The board of directors has adopted the 2004 Stock Incentive Plan. The board of directors recommended that the 2004 Stock Incentive Plan be adopted, assumed and approved by our stockholders. The holders of a majority of our outstanding common stock have given their consent to approve the adoption of the 2004 Stock Incentive Plan.

         The purpose of the 2004 Stock Incentive Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the 2004 Stock Incentive Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents.

         Stockholder approval of the 2004 Stock Incentive Plan and the amendment to the plan increasing the number of shares available for issuance is required
(i) for purposes of compliance  with certain  exclusions from the limitations of

Section  162(m) of the Internal  Revenue Code of 1986,  as amended (the "Code"),
(ii) in order for the 2004 Stock Incentive Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the National Association of Securities Dealers National Market System.

         The following is a summary of the principal features of the 2004 Stock Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2004 Stock Incentive Plan, which is attached to this Information Statement as Exhibit 5. Stockholders are urged to read the actual text of the 2004 Stock Incentive Plan in its entirety.


ADMINISTRATION OF THE PLAN

         The board of directors or a committee of independent directors appointed by the board of directors administers the 2004 Stock Incentive Plan. Employees and others who are eligible to participate in the 2004 Stock Incentive Plan are selected by the board of directors or the committee. Option grants are approved by the board of directors or the committee based on their review of recommendations from the Chief Executive Officer.

         The 2004 Stock Incentive Plan contains provisions relating to the restrictions on transfer and the vesting and exercisability of the options, among other items. Most of the options are subject to vesting over time of employment and expire up to ten years subsequent to the date of grant.

RESTRICTED STOCK AWARDS

         The committee or the board of directors is authorized to grant restricted stock under the 2004 Stock Incentive Plan. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee or the board of directors. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee or the board of directors.


FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS AND RESTRICTED STOCK

         The 2004 Stock  Incentive Plan is not qualified under the provisions of
Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

         On exercise of a nonqualified stock option granted under the 2004 Stock Incentive Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company, that income will be subject to the withholding of federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of common stock on exercise of an option by delivering shares of our company's common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         Our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

         The 2004 Stock Incentive Plan provides for the grant of options that qualify as "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

         We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock

         Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2004 Stock Incentive Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

         The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2000 Stock Incentive Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.


Section 162 Limitations

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1,000,000 in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee or board of directors expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1,000,000. Future changes in Section 162(m) or related regulations may adversely affect our ability to ensure that options under the 2000 Stock Incentive Plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m)

Importance of Consulting Tax Adviser

         The information set forth above is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired on exercise of an option.



                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

         On April 14, 2004, our board of directors considered and unanimously approved each of the actions described in this Information Statement, and recommended that the stockholders adopt each of the actions. The affirmative consent of the holders of a majority of Process Equipment, Inc.'s issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described in this Information Statement was obtained by the execution of written consents in favor of such actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing Process Equipment, Inc. to take the proposed actions on or about May 20, 2004.

         The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.

                     INCORPORATION OF FINANCIAL INFORMATION

         Our Amended Quarterly Report on Form 10-QSB/A for the quarterly period year ended January 31, 2004 as filed with the U.S. Securities and Exchange Commission on March 26, 2004 (Commission File No. 0-8980), is incorporated in its entirety by reference into this Information Statement.

         As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.





                                          By Order of the Board of Directors

                                          /s/ Norbert Sporns
                                          --------------------------------------

                                          NORBERT SPORNS
                                          Chief Executive Officer April 28, 2004

                                INDEX OF EXHIBITS


Exhibit 1:    Agreement and Plan of Merger.

Exhibit 2:    Certificate of Incorporation of HQ Sustainable
              Maritime Industries, Inc.

Exhibit 3:    By-laws of HQ Sustainable Maritime Industries, Inc.

Exhibit 4:    Nevada Statutes concerning Dissenter's Rights.

Exhibit 5:    2004 Stock Incentive Plan.

EXHIBIT 1
                                 PLAN OF MERGER

         THIS PLAN OF MERGER (this "Plan of Merger") is made and entered into by and between Process Equipment, Inc., a Nevada corporation (the "Parent"), and HQ Sustainable Maritime Industries, Inc. (the "Subsidiary" or "Surviving Entity"), a Delaware corporation.

                                    RECITALS

     A. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Parent is located at Wall Street Center, 14 Wall Street, 20th Floor, New York, New York 10005.

     B. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Subsidiary is located at Wall Street Center, 14 Wall Street, 20th Floor, New York, New York 10005.

     C. The Parent owns 100% of the issued and outstanding shares of the Subsidiary.

     D. The stockholder and/or board of director approvals and consents required in accordance with the provisions of Sections 92A.120 of the Nevada Revised Statutes (the "NRS") and Section 253 of the General Corporation Law of Delaware (the "DGCL") for the merger of the Parent with and into the Subsidiary, upon the terms and conditions set forth in this Plan of Merger, have been obtained.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

     1.1 Merger. On the Effective Date of the Merger (as hereinafter defined), in accordance with the NRS and the DGCL, the Parent shall be merged with and into the Subsidiary upon the terms and conditions set forth in the subsequent provisions of this Plan of Merger (the "Merger").

     1.2 Filings and Effectiveness. The date and time when the Merger shall become effective (the "Effective Date of the Merger") shall be when the following actions have been completed: (i) the Articles of Merger, the form of which is attached hereto as Exhibit A, are filed with the Secretary of State of Nevada and (ii) the Certificate of Ownership and Merger, the form of which is attached hereto as Exhibit B, is filed with the Secretary of State of the State of Delaware.

     1.3 Effect of Merger. The Subsidiary, as the Surviving Entity in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of the Subsidiary and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of the Parent as a distinct entity shall cease. At that time all rights, franchises and interests of the Subsidiary and the Parent, respectively, in and to every type of property, whether real, personal or mixed, and choices in action shall be transferred to and vested in the Surviving Entity by virtue of the Merger without any deed or other transfer. The Surviving Entity, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of the Parent and the Subsidiary, and all property, whether real, personal or mixed, of the Parent and the Subsidiary, and all debts due to the Parent and the Subsidiary on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in the Surviving Entity. All property, rights, privileges, powers and franchises, and all and every other interest of the Parent or the Subsidiary as of the Effective Date of the Merger, shall thereafter be the property of the Surviving Entity to the same extent and effect as such was of the Parent and the Subsidiary, respectively, prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in the Parent and the Subsidiary shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of the Parent and the Subsidiary shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Surviving Entity. Neither the rights of creditors nor any liens or security interests upon the property of either of the Parent or the Subsidiary shall be impaired by the Merger. The Surviving Entity shall carry on business with the assets of the Parent and the Subsidiary. The established offices and facilities of the Parent and the Subsidiary immediately prior to the Merger shall become the established offices and facilities of the Surviving
Entity. All corporate acts, plans, policies, resolutions, approvals and authorizations of the stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of the Parent, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to the Parent. The employees of the Parent shall become the employees of the Surviving Entity and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Parent.

     1.4 Disposition and Conversion of Shares. The mode of carrying the Merger into effect and the manner and the disposition of the shares of the Parent and the Subsidiary shall be as follows:

     (a) Subsidiary Shares. Each share of common stock, par value $.001 per share, of the Subsidiary issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by the Subsidiary, the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of the Subsidiary common stock or other securities of the Surviving Entity shall be issuable with respect thereto.

     (b) Parent Non-Dissenting Shares. Each share of common stock, par value $.001 per share, of the Parent issued and outstanding immediately prior to the Effective Date of the Merger other than the shares, if any, of the Parent for which appraisal rights shall be perfected under Sections 92A.300 through 92A.500 of the NRS (the "Dissenting Shares") shall, by virtue of the Merger and without any action by the Parent, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of common stock, par value $.001 per share, of the Surviving Corporation.

     (c) Parent Dissenting Shares. The holders of Dissenting Shares of the Parent's common stock who have complied with all requirements for perfecting the rights of appraisal of stockholders set forth in Sections 92A.300 through 92A.500 of the NRS with respect to their Dissenting Shares of the Parent common stock shall be entitled to their rights under the NRS.

     (d) Exchange of Certificates. Each outstanding certificate theretofore representing shares of Parent common stock that are not Dissenting Shares (the "Non-Dissenting Shares") shall be deemed for all purposes to represent the number of whole shares of the Subsidiary common stock into which such Non-Dissenting Shares of Parent common stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by the Subsidiary. However, after the Effective Date of the Merger, each holder of an outstanding certificate representing Non-Dissenting Shares of the Parent common stock may, at such stockholder's option and sole discretion, surrender the same for cancellation to American Stock Transfer and Title Company as the sole stock transfer and registrar of the Parent common stock and as exchange agent therefor

          (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Subsidiary common stock into which the surrendered shares were converted as herein provided. The registered owner on the books and records of the Subsidiary or the Exchange Agent of any such outstanding certificate representing Non-Dissenting Shares of the Parent common stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Entity or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Entity represented by such outstanding certificate as provided above.

          Each certificate representing common stock of the Surviving Entity so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Parent so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Entity in compliance with applicable laws.

          If any certificate for shares of Surviving Entity stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Surviving Entity that such tax has been paid or is not payable.

     (e) Validity of Subsidiary Common Stock. At the Effective Date of the Merger, all shares of the Subsidiary common stock into which the Non-Dissenting Shares of the Parent common stock are to be converted pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of the Parent common stock.

     1.5 Certificate of Incorporation of Surviving Entity. The Certificate of Incorporation of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Entity until duly amended in accordance with the provisions thereof and applicable law.

     1.6 Bylaws of Surviving Entity. The Bylaws of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Entity until altered, amended or repealed as provided in the Bylaws or as provided by applicable law.

     1.7 Directors and Officers of Surviving Entity. The directors and officers of the Parent as of the Effective Date of the Merger shall be and become the directors and officers of the Surviving Entity, until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

     1.8 Accounting Matters. The assets and liabilities of the Parent and the Subsidiary, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving Entity at the amounts at which they shall be carried at that time on the books of the Parent and the Subsidiary. The amount of the capital surplus and earned surplus accounts of the Surviving Entity after the Merger shall be determined by the Board of Directors of the Surviving Entity in accordance with the laws of the State of Delaware and generally accepted accounting principles.


                                   ARTICLE II
                               GENERAL PROVISIONS

     2.1 Binding Agreement. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

     2.2 Amendments. The Board of Directors of the Parent and the Subsidiary may amend this Plan of Merger at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to the adoption of this Plan of Merger by the stockholders of either the Parent or the Subsidiary shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent and the Subsidiary; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Entity to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Parent and the Subsidiary.

     2.3 Further Assurances. From time to time, as and when required by the Subsidiary or by its successors or assigns, there shall be executed and delivered on behalf of the Parent such deeds and other instruments, and there shall be taken or caused to be taken by the Parent such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Entity the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Parent and otherwise to carry out the purposes of this Plan of Merger. The officers and directors of the Subsidiary are fully authorized in the name and on behalf of the Parent or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

     2.4 Abandonment. At any time before the Effective Date of the Merger, this Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Parent or the Subsidiary, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Plan of Merger by the stockholders of the Parent or Subsidiary, or by both. In the event of the termination of this Plan of Merger and the abandonment of the Merger pursuant to the provisions of this Section, this Plan of Merger shall become void and have no effect, without any liability on the part of either of the Parent or the Subsidiary or their respective officers, directors or shareholders in respect thereof.

     2.5 Governing Law. This Plan of Merger shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Revised Statutes.

     IN WITNESS WHEREOF, this Plan of Merger is hereby executed upon behalf of each of the parties thereto as of the date set forth below.


Dated:

                                       Process Equipment, Inc.
                                        (A Nevada corporation)


                                       By:______________________________________
                                          Name:
                                          Title

Dated:

                                        HQ Sustainable Maritime Industries, Inc.
                                        (A Delaware corporation)

                                       By:______________________________________
                                          Name:
                                          Title:

                                    Exhibit A

       Articles of Merger to be filed with the Secretary of State of the
                                State of Nevada



DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 1


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY


                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE



    1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [_] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

        Process Equipment, Inc.
        ------------------------------------------------------------------------
        Name of merging entity

        Nevada                                                    Corporation
        ----------------------------------------                ----------------
        Jurisdiction                                            Entity type *


        ------------------------------------------------------------------------
        Name of merging entity


        ----------------------------------------                ----------------
        Jurisdiction                                            Entity type *

        ------------------------------------------------------------------------
        Name of merging entity


        ----------------------------------------                ----------------
        Jurisdiction                                            Entity type *

        ------------------------------------------------------------------------
        Name of merging entity


        ----------------------------------------                ----------------
        Jurisdiction                                            Entity type *

        and,

        HQ Sustainable Maritime Industries, Inc.
        ------------------------------------------------------------------------
        Name of surviving entity


        Delaware                                                Corporation
        ----------------------------------------                ----------------
        Jurisdiction                                            'ff-ntity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                            Revised on: 10124103

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 2


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE



    2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

               Attn: Norbert Sporns
                     ----------------------------------

               C/O:  Wall Street Center
                     ----------------------------------
                     14 Wall Street, 20th Floor
                     ----------------------------------
                     New York, New York 10005
                     ----------------------------------

    3)  (Choose one)

        [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

        [_] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

    4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [_] and attach an 8 1/2" x 11 " blank sheet containing the required information for each additional entity):

        (a) Owners approval was not required from

            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable

            and, or;

            HQ Sustainable Maritime Industries, Inc.
            --------------------------------------------------------------------
            Name of surviving entity, if applicable


This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                           Revised on: 10124,103

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 3


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE




        (b) The plan was approved by the required consent of the owners of

            Process Equipment, Inc.
            --------------------------------------------------------------------


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable

            and, or;


            --------------------------------------------------------------------
            Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                           Revised on: 10124,103

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 4


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE




        (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

            The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable


            --------------------------------------------------------------------
            Name of merging entity, if applicable

            and, or;


            --------------------------------------------------------------------
            Name of surviving entity, if applicable







This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                           Revised on: 10124,103

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 5


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE




    5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------


    6)  Location of Plan of Merger (check a or b):

        [_] (a) The entire plan of merger is attached;

        or,

        [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

    7)  Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                           Revised on: 10124,103

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

   Articles of Merger
Pursuant to NRS 92A.200
         Page 6


Important: Read attached instructions before completing form.
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE





    8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

        (if there are more than four merging entities, check box [_] and attach an 8 V x 11 " blank sheet containing the required information for each additional entity.):

        Process Equipment, Inc.
        ------------------------------------------------------------------------
        Name of merging entity

                                          Chief Executive Officer       04/12/04
        ------------------------------------------------------------------------
        Signature                                 Title                   Date

        ------------------------------------------------------------------------
        Name of merging entity


        ------------------------------------------------------------------------
        Signature                                 Title                   Date


        ------------------------------------------------------------------------
        Name of merging entity


        ------------------------------------------------------------------------
        Signature                                 Title                   Date


        ------------------------------------------------------------------------
        Name of merging entity


        ------------------------------------------------------------------------
        Signature                                 Title                   Date


        HQ Sustainable Maritime Industries, Inc.
        ------------------------------------------------------------------------
        Name of surviving entity


                                            [Sole Incorporator]        04 /12/04
        ------------------------------------------------------------------------
        Signature                                  Title                  Date

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary of State AM Merger 2003
                                                           Revised on: 10124,103

                                    Exhibit B

     Certificate of Ownership and Merger to be filed with the Secretary of
                         State of the State of Delaware


                                   CERTIFICATE
                                       OF
                              OWNERSHIP AND MERGER
                                     MERGING

                             PROCESS EQUIPMENT, INC.

                                      INTO

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

        (pursuant to Section 253 of the Delaware General Corporation Law)


     Process Equipment, Inc., a corporation organized and existing under the laws of the state of Nevada,

     DOES HEREBY CERTIFY:

     FIRST: That it was organized pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes on the 21st day of September, 1989.

     SECOND: That it owns 100% of the outstanding shares of capital stock of HQ Sustainable Maritime Industries, Inc., a corporation organized pursuant to the provisions of the General Corporation Law of the state of Delaware, on the ___ day of April, 2004.

     THIRD: That its Board of Directors, by unanimous written consent executed on April __, 2004, determined to merge the corporation into said HQ Sustainable Maritime Industries, Inc. and did adopt the following resolutions:

     RESOLVED, that this corporation, Process Equipment, Inc. merge itself into HQ Sustainable Maritime Industries, Inc., which corporation, HQ Sustainable Maritime Industries, Inc., assumes all of the obligations of Process Equipment, Inc.

     RESOLVED FURTHER, that the terms and conditions of the merger are as follows: (a) upon completion of the merger, the holders of the common stock, par value $.001, of Process Equipment, Inc. shall receive an equivalent number of shares of the common stock, par value $.001, of HQ Sustainable Maritime Industries, Inc. and shall have no further claims of any kind or nature; and (b) all of the common stock, par value $.001, of HQ Sustainable Maritime Industries, Inc. held by Process Equipment, Inc. shall be surrendered and cancelled.

     RESOLVED FURTHER, that the Board of Directors deems the foregoing resolutions advisable and proposes that the stockholders of this corporation, Process Equipment, Inc., approve the foregoing resolution in the form of written consent in lieu of a meeting

     FOURTH: That this merger has been approved by the holders of at least a majority of the outstanding shares of common stock of this corporation, Process Equipment, Inc., by written consent in lieu of a meeting.

     IN  WITNESS  WHEREOF,   said  Process  Equipment,   Inc.  has  caused  this
Certificate to be signed by Norbert Sporns, an authorized officer this ___ day of April, 2004.


                                                 By:____________________________
                                                 Name: Norbert Sporns
                                                 Title: Chief Executive Officer

EXHIBIT 2


                         CERTIFICATE OF INCORPORATION OF

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.


                            (A DELAWARE CORPORATION)



     1. Corporate Name. The name of the corporation is HQ SUSTAINABLE MARITIME INDUSTRIES, INC (the "Corporation").

     2. Registered Office. The address of the registered office of the Corporation is 2711 Centerville Road, Suite 400 Wilmington., DE 19808, located in the county of New Castle. The name of the registered agent of the Corporation at such address is Corporation Services Company.

     3. Corporate Purpose. The nature of the business of the Corporation or the purposes of the Corporation to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the "GCL").

     4. Capital Stock. The total number of authorized shares of all classes of stock which the Corporation shall have the authority to issue is 200,000,000 shares, of which 200,000,000 shares are Common Stock, $0.001 par value per share.

     5. Board of Directors of the Corporation.

          (a) Responsibilities. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

          (b) Number. Subject to the right of the Board of Directors to increase or decrease the number of directors pursuant to this
               Article 5.B., the Board of Directors shall consist of 9 directors. The Board of Directors may increase or decrease the number of directors by the affirmative vote of a majority of the entire Board of Directors.

          (c) Elections of Directors. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          (d)  Nominations  for  Directors.  Except as  otherwise  permitted  in
               Article 5.E., only persons who are nominated in accordance with the procedures established in the Bylaws shall be eligible for election as directors.

          (e) Vacancies. Vacancies and newly created directorships may be filled by the Board of Directors, provided that such action shall be in accordance with the method for the selection of directors set forth in Section 4.16 of the Bylaws.

     6. Bylaws. The Board of Directors is expressly authorized from time to time to make, alter or repeal the Bylaws of the Corporation in the manner set forth in the Bylaws from time to time.

     7. Indemnification.

          (a) Indemnification of Authorized Representatives in Third Party Proceedings. The Corporation shall indemnify any person who was or is an authorized representative of the Corporation, and who was or is a party, or is threatened to be made a party to any third party proceeding, by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to, the best interests of the Corporation, or, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

          (b) Indemnification of Authorized Representatives in Corporate Proceedings. The Corporation shall indemnify any person who was or is an authorized representative of the Corporation and who was or is a party or is threatened to be made a party to any corporate proceeding, by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate proceeding if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation; provided, however, that, except as provided in this Article 7 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if the initiation of such action, suit or proceeding (or part thereof) was authorized by the Board of Directors; provided further, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such corporate proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          (c) Mandatory Indemnification of Authorized Representatives. To the extent that an authorized representative or other employee or agent of the Corporation has been successful on the merits or otherwise in defense of any third party or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

          (d) Determination of Entitlement to Indemnification. Any indemnification under section 7(A), (B) or (C) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative or other employee or agent is proper in the circumstances because such person has either met the applicable standard of conduct set forth in section 7(A) or (B) of this Article or has been successful on the merits or otherwise as set forth in section 7(C) of this Article and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

               (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such third party or corporate proceeding; or

               (ii) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

               (iii) by the stockholders

          (e) Advancing Expenses. Expenses actually and reasonably incurred in defending a third party or corporate proceeding shall be paid on behalf of an authorized representative by the Corporation in advance of the final disposition of such third party or corporate proceeding and within 30 days of receipt by the secretary of the Corporation of (i) an application from such authorized representative setting forth the basis for such indemnification, and (ii) if required by law at the time such application is made, an undertaking by or on behalf of the authorized representative to repay such amount if it shall ultimately be determined that the authorized representative is not entitled to be indemnified by the Corporation as authorized in this Article. The financial ability of any authorized representative to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance. Expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (f)  Definitions. For purposes of this Article:

               (i) "authorized representative" shall mean any and all directors and officers of the Corporation and any person designated as an authorized representative by the Board of Directors of the Corporation or any officer of the Corporation to whom the Board has delegated the authority to make such designations (which "authorized representative" may, but need not, include any person serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise);

               (ii) "Corporation"  shall  include,  in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

               (iii)"corporate  proceeding"  shall mean any threatened,  pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor and any investigative proceeding by the Corporation;

               (iv) "criminal third party  proceeding"  shall include any action or investigation which could or does lead to a criminal third party proceeding;

               (v)  "expenses" shall include attorneys' fees and disbursements;

               (vi) "fines" shall include any excise taxes  assessed on a person with respect to an employee benefit plan;

               (vii)actions   "not   opposed  to  the  best   interests  of  the
                    Corporation" shall include without limitation actions taken in good faith and in a manner the authorized representative reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan;

               (viii) "other enterprises" shall include employee benefit plans;

               (ix) "party"  shall  include the giving of  testimony  or similar involvement;

               (x) serving at the request of the Corporation" shall include without limitation any service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and

               (xi) "third party proceeding" shall mean any threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation.

          (g) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

          (h) Scope of Article. The indemnification of authorized representatives and advancement of expenses, as authorized by the preceding provisions of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (i) Reliance on Provisions. Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article. Any repeal or modification of the provisions of this Article 7 by the stockholders of the Corporation shall not adversely affect any right or benefit of a director existing at the time of such repeal or modification.

          (j) Severability. If this Article 7 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each authorized representative of the Corporation as to expenses, judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, a grand jury proceeding and an action, suit or proceeding by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article 7 that shall not have been invalidated, by the GCL or by any other applicable law.

     8. Duty of Care. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of the provisions of this
Article 8 by the stockholders of the Corporation shall not adversely affect any right or benefit of a director of the Corporation existing at the time of such repeal or modification.

     9. Board Consideration of All Relevant Factors. The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to (i) all relevant factors, including without limitation the social, legal, environmental and economic effects on employees, customers, suppliers and other affected persons, firms and corporations and on the communities and geographical areas in which the Corporation and its subsidiaries operate or are located and on any of the businesses and properties of the Corporation or any of its subsidiaries, as well as such other factors as the directors deem relevant, and (ii) the consideration being offered, not only in relation to the then current market price for the Corporation's outstanding shares of capital stock, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' estimate of the future value of the Corporation (including the unrealized value of its properties and assets) as an independent going concern.

     10. Majority Consent of Stockholders in Lieu of Meeting. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock entitled to vote to take such action at any annual or special meeting of stockholders of the Corporation and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings or meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to unless, within 60 days of the earliest dated consent delivered in the manner required in this section to the Corporation, written consents signed by the holders of the majority of the outstanding stock entitled to vote to take such action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     11. Amendments. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the undersigned does hereby make this Certificate for the purpose of forming a corporation pursuant to the General Corporation Laws of the State of Delaware and does hereby certify that the facts hereinabove set forth are true and correct.



Signed:___________________________

Name:  Norbert Sporns

Title: Chief Executive Officer

EXHIBIT 3

                                   B Y L A W S
                                       OF
                                 HQ SUSTAINABLE
                                    MARITIME
                                 INDUSTRIES, INC

                            (a Delaware corporation)

                                   Article I

                          Name - Domicile - Fiscal Year

     Section 1.01. Name. The name of the corporation shall be HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

     Section 1.02. Registered Office. The registered office of the corporation shall be Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808, County of New Castle, until a different office is established by resolution of the board of directors and a certificate certifying the change is filed in the manner provided by statute.

     Section 1.03 Fiscal Year. The fiscal year of the corporation shall end on the 31ST day of December of each year.

                                   Article II

                           Notice - Waivers - Meetings

     Section 2.01. Notice. Whenever, under the provisions of the Delaware General Corporation Law (the "GCL") or the certificate of incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telephone or facsimile transmission to the address (or to the telex, TWX, facsimile or telephone number) of the person appearing on the books of the corporation, or in the case of directors, supplied to the corporation for the purpose of notice. If the notice is sent by mail, telegram or courier service, it shall be deemed to be given when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched, or in the case of facsimile transmission, when received.

     Section 2.02. Notice of Meetings of Board of Directors. Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director in person or by telephone or in writing at least 24 hours (in the case of notice in person or by telephone, telex, TWX or facsimile transmission) or 48 hours (in the case of notice by telegram, courier service or express mail) or five days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of the meeting.

     Section 2.03. Notice of Meetings of Stockholders. Written notice of the place, date and hour of every meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting at least ten days before the date of the meeting. Every notice of a special meeting shall state the purpose or purposes thereof. If the notice is sent by mail, it shall be deemed to have been given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address of the stockholder as it appears on the records of the corporation.

     Section 2.04. Waivers of Notice.

     1. Written Waiver. Whenever notice is required to be given under any provisions of the GCL or the certificate of incorporation or these Bylaws, a written waiver, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice of such meeting.

     2. Waiver by Attendance. Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

     Section 2.05. Exception to Requirements of Notice.

     1. General Rule. Whenever notice is required to be given, under any provision of the GCL or the certificate of incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting, which shall be taken or held without notice to any such person with whom communication is unlawful, shall have the same force and effect as if such notice had been duly given.

     2. Stockholders Without Forwarding Addresses. Whenever notice is required to be given, under any provision of the GCL or the certificate of incorporation or these Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12 month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth the person's then current address, the requirement that notice be given to such person shall be reinstated.

     Section 2.06. Conference Telephone Meetings. One or more directors may participate in a meeting of the board, or of a committee of the board, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                  Article III

                            Meetings of Stockholders

     Section 3.01. Place of Meeting. All meetings of the stockholders of the corporation shall be held at such place within or without the State of Delaware as shall be designated by the board of directors in the notice of such meeting (or by the Chairman calling a meeting pursuant to Section 3.03).

     Section 3.02. Annual Meeting. The board of directors may fix and designate the date and time of the annual meeting of the stockholders. At said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

     Section 3.03. Special Meetings. Special meetings of the stockholders of the corporation may be called at any time by the chairman of the board or a majority of the board of directors. At any time, upon the written request of any person or persons who have duly called a special meeting, which written request shall state the purpose or purposes of the meeting, it shall be the duty of the secretary to fix the date of the meeting which shall be held at such date and time as the secretary may fix, not less than ten nor more than 60 days after the receipt of the request, and to give due notice thereof. If the secretary shall neglect or refuse to fix the time and date of such meeting and give notice thereof, the person or persons calling the meeting may do so.

     Section 3.04. Quorum, Manner of Acting and Adjournment.

     1. Quorum. The holders of at least one-third of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by the GCL, by the certificate of incorporation or by these Bylaws. If a quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2. Manner of Acting. Directors shall be elected by a quorum of the votes of the shares present in person or represented by proxy and entitled to vote at the meeting on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote and voting thereon shall be the act of the stockholders, unless the question is one upon which, by express provision of the applicable statute, the certificate of incorporation or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of the question. The stockholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum.

     3. Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, if a majority of stockholders entitled to vote consent thereto in writing.

     4. Stockholder Proposals. Nominations by stockholders of persons for election to the board of directors of the corporation may be made at an annual meeting in compliance with Section 4.13 hereof. The proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the corporation's notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the corporation pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the anniversary date of the prior year's annual meeting. Such stockholder's notice to the secretary shall set forth (a) as to the stockholder giving notice and the beneficial owner, if any on whose behalf the proposal is made, (i) their name and record address, and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by each of them, and (b) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposal made at the meeting was not made in accordance with the foregoing procedures and, in such event, the proposal shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all stockholders of the corporation for any purpose.

     Section 3.05. Organization. At every meeting of the stockholders, the chairman of the board, if there be one, or in the case of a vacancy in the office or absence of the chairman of the board, one of the following persons present in the order stated: the president, the vice chairman, if one has been appointed, a chairman designated by the board of directors or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries, a person appointed by the chairman, shall act as secretary.

     Section 3.06. Voting.

     1.   General  Rule.  Unless  otherwise   provided  in  the  certificate  of
          incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock having voting power held by such stockholder.

     2.   Voting and Other Action by Proxy.

          (1) A stockholder may execute a writing authorizing another person or persons to act for the stockholder as proxy. Such execution may be accomplished by the stockholder or the authorized officer, director, employee or agent of the stockholder signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may authorize another person or persons to act for the stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission if such telegram, cablegram or other means of electronic transmission sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.

          (2) No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

          (3) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     Section 3.07. Voting Lists. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting. The list shall be arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 3.08. Inspectors of Election.

     1. Appointment. All elections of directors shall be by written ballot; the vote upon any other matter need not be by ballot. In advance of any meeting of stockholders the board of directors may appoint one or more inspectors, who need not be stockholders, to act at the meeting and to make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the person's best ability.

     2. Duties. The inspectors shall ascertain the number of shares outstanding and the voting power of each, shall determine the shares represented at the meeting and the validity of proxies and ballots, shall count all votes and ballots, shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and shall certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     3. Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

     4. Reconciliation of Proxies and Ballots. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information transmitted in accordance with section 3.06, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b) shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

                                   Article IV

                               Board of Directors

     Section 4.01. Powers. All powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

     Section 4.02. Number. Subject to the provisions of the certificate of incorporation, the board of directors shall consist of such number of directors as may be determined from time to time by resolution adopted by a vote of a majority of the entire board of directors.

     Section 4.03. Term of Office. Directors of the corporation shall hold office for a until their successor or successors shall have been elected and qualified, except in the event of death, resignation or removal.

     Section 4.04. Vacancies.

     (1) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and a director so chosen shall hold office until the next annual election of the class for which such director shall have been elected and until a successor is duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     (2) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     (3) If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the entire board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorship, or to replace the directors chosen by the directors then in office.

     Section 4.05. Resignations. Any director may resign at any time upon written notice to the chairman, president or secretary of the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation and, unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective.

     Section 4.06. Organization. At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the president, the vice chairman, if one has been appointed, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present, shall preside, and the secretary, or, in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

     Section 4.07. Place of Meeting. Meetings of the board of directors, both regular and special, shall be held at such place within or without the State of Delaware as the board of directors may from time to time determine, or as may be designated in the notice of the meeting.

     Section 4.08. Regular Meetings. Regular meetings of the board of directors shall be held without notice at such time and place as shall be designated from time to time by resolution of the board of directors.

     Section 4.09. Special Meetings. Special meetings of the board of directors shall be held whenever called by the chairman or by three or more of the directors.

     Section 4.10. Quorum, Manner of Acting and Adjournment.

     1. General Rule. At all meetings of the board one-third of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by the GCL or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     2. Unanimous Written Consent. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting, if all members of the board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board.

     Section 4.11. Committees of the Board.

     1. Establishment. The board of directors may, by resolution adopted by a majority of the entire board, establish one or more other committees, each committee to consist of one or more directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee and the alternate or alternates, if any, designated for such member, the member or members of the committee present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

     2. Powers. Any such committee, to the extent provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the GCL, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of shares of any series), adopting an agreement of merger or consolidation under Section 251, 252, 254, 255, 256, 257, 258, 263, or 264 of the GCL, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation. Such committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee so formed shall keep regular minutes of its meetings and report the same to the board of directors when required.

     3. Committee Procedures. The term "board of directors" or "board," when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to any committee of the board.

     Section 4.12. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 4.13. Qualifications and Election of Directors.

     (1) All directors of the corporation shall be natural persons of full age, but need not be residents of Delaware or stockholders of the corporation. Except in the case of vacancies, directors shall be elected by the stockholders. If directors of more than one class are to be elected, each class of directors to be elected at the meeting shall be nominated and elected separately.

     (2) Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors.

     (3) Nominations of persons for election to the board of directors of the corporation may also be made at the meeting by any stockholder of the corporation entitled to vote for the election of directors who complies with the notice procedures set forth in this Section 4.13 (c) and (d). Such nominations, other than those made by or at the direction of the board, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days prior to the anniversary date of the prior year's meeting for the election of directors. Such stockholder's notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 as amended; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director by the stockholders of the corporation unless nominated in accordance with the procedures set forth herein.

     (4) The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all stockholders of the corporation for any purpose.

     Section 4.14. Voting of Stock. Unless otherwise ordered by the board of directors, each of the chairman of the board, the president, and the principal accounting officer (as identified in the corporation's most recent report filed with the United States Securities and Exchange Commission) shall have full power and authority, on behalf of the corporation, to attend and to act and vote, in person or by proxy, at any meeting of the stockholders of any company in which the corporation may hold stock, and at any such meeting shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors, by resolution adopted from time to time, may confer like powers upon any other person or persons.

     Section 4.15. Endorsement of Securities for Transfer. Each of the chairman of the board, the president, and the principal accounting officer shall have the power to endorse and deliver for sale, assignment or transfer certificates for stock, bonds or other securities, registered in the name of or belonging to the corporation, whether issued by the corporation or by any other corporation, government, state or municipality or agency thereof; and the board of directors from time to time may confer like power upon any other officer, agent or person by resolution adopted from time to time. Every such endorsement shall be countersigned by the treasurer or an assistant treasurer.

                                   Article V

                                    Officers

     Section 5.01. Number, Qualifications and Designation. The corporation shall have such officers with such titles and duties as shall be specified by resolution of the board of directors. Any number of offices may be held by the same person. Officers may, but need not, be directors or stockholders of the corporation. The board of directors may elect from among the members of the board a chairman of the board and one or more vice chairmen of the board.

     Section 5.02. Election and Term of Office. The officers of the corporation, except those elected by delegated authority pursuant to section 5.03 of this Article, shall be elected annually by the board of directors, and each such officer shall hold office for a term of one year and until a successor is elected and qualified, or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation.

     Section 5.03. Subordinate Officers, Committees and Agents. Each officer of the corporation shall have the power to appoint subordinate officers (including without limitation one or more assistant secretaries and one or more assistant treasurers) and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

     Section 5.04. Officers' Bonds. No officer of the corporation need provide a bond to guarantee the faithful discharge of the officer's duties unless the board of directors shall by resolution so require a bond in which event such officer shall give the corporation a bond (which shall be renewed if and as required) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of office.

     Section 5.05. Salaries. The salaries of the officers and agents of the corporation elected by the board of directors shall be fixed from time to time by the board of directors.

                                   Article VI

                      Certificates of Stock, Transfer, Etc.

     Section 6.01. Form and Issuance.

     Issuance. The shares of the corporation shall be represented by certificates unless the board of directors shall by resolution provide that some or all of any class or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the corporation. Notwithstanding the adoption of any resolution providing for uncertificated shares, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or the president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary, representing the number of shares registered in certificate form.

     Form and Records. Stock certificates of the corporation shall be in such form as approved by the board of directors. The stock record books and the blank stock certificate books shall be kept by the secretary or by any agency designated by the board of directors for that purpose. The stock certificates of the corporation shall be numbered and registered in the stock ledger and transfer books of the corporation as they are issued.

     Signatures. Any of or all the signatures upon the stock certificates of the corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, it may be issued with the same effect as if the signatory were such officer, transfer agent or registrar at the date of its issue.

     Section 6.02. Redemption. Any stock of any class or series may be subject to redemption by the corporation at its options or at the option of the holders of such stock or upon the happening of an event specified by the board of directors.

     Section 6.03. Transfer. Transfers of shares shall be made on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made which would be inconsistent with the provisions of applicable law.

     Section 6.04. Lost, Stolen, Destroyed or Mutilated Certificates. The board of directors may direct a new certificate of stock or uncertificated shares to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the legal representative of the owner, to give the corporation a bond sufficient to indemnify against any claim that may be made against the corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

     Section 6.05. Record Holder of Shares. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     Section 6.06. Determination of Stockholders of Record.

     Meetings of Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting.

     Consent of Stockholders. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the GCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the GCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

     Dividends. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful l action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

                                  Article VII

                               General Provisions

     Section 7.01. Dividends. Subject to the restrictions contained in the GCL and any restrictions contained in the certificate of incorporation, the board of directors may declare and pay dividends upon the shares of capital stock of the corporation.

     Section 7.02. Contracts. Except as otherwise provided in these Bylaws, the board of directors may authorize any officer or officers including the chairman and vice chairman of the board of directors, or any agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances. Any officer so authorized may, unless the authorizing resolution otherwise provides, delegate such authority to one or more subordinate officers, employees or agents, and such delegation may provide for further delegation.

     Section 7.03. Corporate Seal. The corporation shall have a corporate seal, which shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     Section 7.04. Checks, Notes, Etc. All checks, notes and evidences of indebtedness of the corporation shall be signed by such person or persons as the board of directors may from time to time designate.

     Section 7.05. Corporate Records.

     Examination by Stockholders. Every stockholder shall, upon written demand under oath stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business, for any proper purpose, the stock ledger, list of stockholders, books or records of account, and records of the proceedings of the stockholders and directors of the corporation, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business. Where the stockholder seeks to inspect the books and records of the corporation, other than its stock ledger or list of stockholders, the stockholder shall first establish (1) that the stockholder has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents; and (2) that the inspection sought is for a proper purpose. Where the stockholder seeks to inspect the stock ledger or list of stockholders of the corporation and has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents, the burden of proof shall be upon the corporation to establish that the inspection sought is for an improper purpose.

     Examination by Directors. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the person's position as a director.

     Section 7.06. Amendment of Bylaws. Except as otherwise provided herein, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted either (1) by vote of the stockholders at a duly organized annual or special meeting of stockholders in accordance with the certificate of incorporation, or
(2) by vote of a majority of the entire board of directors at any regular or special meeting of directors if such power is conferred upon the board of directors by the certificate of incorporation.

                                  Article VIII

                                  STOCKHOLDERS

     Section 8.01. Certificates Representing Shares. Every holder of shares in the corporation shall be entitled to have a certificate or certificates signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary certifying the shares owned by him in the corporation. Any and all signatures on any such certificate(s) may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is used, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Whenever the corporation shall be authorized to issue more than one class of shares or more than one series of any class of shares, and whenever the corporation shall issue any shares as partly paid, the certificates representing shares of any such class or series or of any such partly paid shares shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of any class or series shall be noted conspicuously on the certificate representing such shares.

     The corporation may issue a new certificate of shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

     Section 8.02. Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the condition that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     Section 8.03. Share Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes due thereon.

     Section 8.04. Record Date For Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of shares or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days or less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which meeting is held; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 8.05. Calls on Shares. The Board of Directors may from time to time make calls upon the stockholders in respect of any moneys unpaid on their shares and not by the conditions of the allotment thereof made payable at fixed times. A call may be revoked or postponed at the discretion of the Board of Directors.

A call shall be deemed to have been made at the time when the resolution of the Board of Directors authorizing the call was passed and may be required to be paid by installments. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the stockholder from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate not exceeding ten percent (10%) per annum as the Board of Directors may determine, but the Board of Directors shall be at liberty to waive payment of such interest wholly or in part. Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date shall for the purposes of these By-laws be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable, and in case of non-payment all the relevant provisions of these By-laws as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified. The Board of Directors may, if they deem it appropriate, receive from any stockholder willing to advance the same, all or any part of the moneys uncalled and unpaid upon any shares held by such stockholder, and upon all or any of the monies so advanced may pay interest at such rate not exceeding ten percent (10%) per annum as may be agreed between the Board of Directors and the stockholder paying such sum in advance.

     Section 8.06. Forfeiture of Shares. If any stockholder fails to pay any call or installment on or before the date appointed for payment of the same, the Board of Directors may at any time thereafter, during such time as the call or installment remains unpaid, serve a notice on such stockholder requiring him to pay the same, together with any interest that may have accrued, and any expenses that may have been incurred by the corporation by reason of such non-payment. The notice shall designate a date (not less than thirty (30) days from the date of the notice), and a place on and at which such call or installment and such interest and expenses as aforesaid are to be paid. The notice shall also state that in the event of non-payment at or before the time and at the place appointed, the shares in respect of which the call was made or the installment is payable will be subject to forfeiture. If the requirements of any such notice are not complied with, any shares in respect of which such notice has been given may, at any time thereafter, before payment of all calls or installments, interest and expenses due in respect thereof, be forfeited by resolution of the Board of Directors. Such forfeiture shall include all dividends declared or accruing in respect of the forfeited shares, and not actually paid before forfeiture. When any shares shall have been so forfeited, notice of the resolution shall be given to the stockholder in whose name it stood immediately before the forfeiture. Any shares so forfeited shall be deemed to be the property of the corporation, and the Board of Directors may sell, re-allot, or otherwise dispose of the same in such manner as it thinks fit. The Board of Directors may, at any time before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, cancel the forfeiture. Any stockholder whose shares have been forfeited shall be liable to pay, and shall forthwith pay to the Corporation, all calls, installments, interest and expenses owing upon or in respect of such shares at the time of the forfeiture, together with interest thereon from the time of forfeiture until payment at ten percent (10%) per annum, and the Board of Directors may enforce the payment thereof if it thinks fit.

     Section 8.07. Stockholders Meetings.

     1. Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that each annual meeting shall be held within six (6) months after the end of the corporation's fiscal year, and each successive annual meeting shall be held on a date within thirteen (13) months after the date of the preceding annual meeting. Special meetings shall be held on the dates and at the times fixed by the Board of Directors.

     2. Place. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the Board of Directors may, from time to time fix. Whenever the Board of Directors shall fail to fix such place, the meeting shall be held at the principal office of the corporation.

     3. Call. Except as otherwise required by law and subject to the rights of the holders of any one or more classes or series of preferred stock issued by the corporation, annual meetings and special meetings of stockholders of the corporation may be called only by the Chairman or President of the corporation pursuant to a resolution approved by a majority of the Board of Directors. The stockholders of the corporation shall not be entitled to request special meetings of stockholders.

     4. Notice of Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall, (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally, by telex or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. Notice by telex shall be deemed to be given on the date following the date on which it was sent. An affidavit of the Chairman of the Board, the President or the Secretary that the notice has been sent shall be sufficient evidence of the facts stated therein. All notices mailed to addresses outside the United States shall be forwarded by air mail. If a meeting is adjourned to another time, not more than thirty days (30) hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

     5. Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days (10) before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

     6. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

     7. Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the shares itself or an interest in the corporation generally.

     8. Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

     9. Quorum. The holders of one-third of the outstanding votes, as determined in accordance with the Certificate of Incorporation, shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

     Section 8.08. Voting. Voting rights shall be determined in accordance with the Certificate of Incorporation. Any action shall be authorized by a majority of the votes cast except where the General Corporation Law, the Certificate of Incorporation or these By-laws prescribe a different percentage of votes.

     For the election of the Board of Directors, and for any other action, voting need not be by ballot, except that a ballot may be requested by (a) the Chairman of the meeting; or (b) at least three stockholders present in person or proxy; or (c) any stockholder or stockholders present in person or represented by proxy holding ten percent (10%) of the votes.

     Section 8.09. Stockholder Action Without Meetings. Any action required or permitted to be taken by the stockholders of the corporation may be effected by majority consent in writing by the stockholders.

                                   Article IX

                                    DIRECTORS

     Section 9.01. Functions and Definition. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

     Section 9.02. Qualifications and Number. A director need not be a citizen of the United States or a resident of the State of Delaware. The Board of

Directors shall consist of not less than nine (9) nor more than twenty (20) persons, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of at least a majority of the whole Board.

     Section 9.03. Election and Term. (a) The Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Directors who are elected at an annual meeting of shareholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum.

     (b) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, pursuant to the Restated Certificate of Incorporation of the corporation, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article II unless expressly provided by such terms.

     Section 9.04. Removal. Subject to the rights of the holders of any one or more classes or series of preferred stock issued by the corporation, any director may be removed from office, with or without cause, only by the affirmative vote of the holders of eighty percent (80%) of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

     Section 9.05. Nominations. Subject to the rights of holders of any one or more classes or series of preferred stock issued by the corporation, nominations for the election of directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Section 9.06. Meetings.

     1. Time. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors or of a Board of Directors with a newly elected class shall be held as soon after such election as the Board of Directors may conveniently assemble.

     2. Place. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

     3. Call. No call shall be required for regular meetings for which the time and place have been fixed. Any director may, and the Secretary at the request of a Director shall, request a special meeting of the Board of Directors.

     4. Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

     5. Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these By-laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors or which govern action of disinterested directors.

     6. Chairman of The Meeting. The Chairman of the Board, if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any, and if present and acting, or the President, if present and acting, or any other director chosen by the Board of Directors, shall preside.

     Section 9.07. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     Section 9.08. Informal Action. Any member or members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                                    Article X

                                    OFFICERS

     Section 10.01. Designation. The officers of the corporation shall consist of a Chairman of the Board, a President, one or more Vice-Presidents, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Vice-Chairman of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution or instrument choosing them shall designate

     Section 10.02. Qualification. Except as may otherwise be provided in the resolution or instrument choosing him, no officer other than the Chairman of the Board, and the Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

     Section 10.03. Term of Office. Unless otherwise provided in the resolution or instrument choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

     Any officer may be removed, with or without cause, by the Board of Directors; and any subordinate or junior officer not chosen by the Board of Directors, but chosen under duly constituted authority conferred by the Board of Directors, may be removed, with or without cause, by the officer or officers who chose him. Any vacancy in any office may be filled by the Board of Directors. A vacancy in any junior or subordinate office not filled by the Board of Directors may be filled by the officer or officers duly vested with the authority to choose the person to fill such office.

     Section 10.04. Choosing Officers. The Board of Directors shall choose the Chairman of the Board, the President, the Vice Presidents, the Secretary, the Treasurers, the Vice-Chairman of the Board, if any, the Assistant Treasurer, if any, and Assistant Secretaries, if any, and such other officers as may be designated by them, and may confer upon any executive officer or officers, authority to choose junior or subordinate officers.

     Section 10.05. Duties and Authority. In addition to those duties that may from time to time be delegated to them by the Board of Directors, the officers of the corporation shall have the following duties:

     1. Chairman of The Board. The Chairman of the Board shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and of the Board of Directors at which he is present, shall be ex-officio a member of all committees formed by the Board of Directors, shall be an active participant in the management of the business, shall have authority to do anything the President may do, and shall have such other duties and powers as the Board of Directors may prescribe.

     2. President. The President shall be the chief operating officer of the corporation, shall with the Chairman of the Board have general and active management of the business of the corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, and, in the absence or non-election of the Chairman of the Board, shall preside at all meetings of the stockholders and the Board of Directors at which he is present if he is also a director. The President also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the Board of Directors to some other officer or agent of the corporation, and shall have such other powers and duties as the Board of Directors may prescribe.

     3. Vice-President. The Vice-President or Vice-Presidents, if any, shall have such duties and powers as the Board of Directors or the President may prescribe. In the absence of the President or in the event of his inability or refusal to act, the Vice-President, if any, or if there be more than one, the Vice-Presidents, in the order designated by the Board of Directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the President.

     4. Secretaries and Assistant Secretaries. The Secretary shall record the proceedings of all meetings of the stockholders and all meetings of the Board of Directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, calls and/or notices of all meetings of the stockholders and meetings of the Board of Directors in accordance with these By-laws. The Secretary also shall have custody of the corporate seal and attest thereto when authorized by the Board of Directors or the President, and shall have such other duties and powers as the Board of Directors may prescribe.

     The Assistant Secretary, if any, or if there be more than one, the Assistant Secretaries, in the order designated by the Board of Directors, or, if there be no such designation, then in order of their election, shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall have such other duties and powers as the Board of Directors may prescribe.

     In the absence of the Secretary or an Assistant Secretary, at a meeting of the stockholders or the Board of Directors, an acting Secretary shall be chosen by the stockholders or directors, as the case may be, to exercise the duties of the Secretary at such meeting.

     In the absence of the Secretary or an Assistant Secretary, or in the event of the inability or refusal of the Secretary or any Assistant Secretary to give, or cause to be given, any call and/or notice required by law or these By-laws, any such call and/or notice may be given by any person so directed by the Board of Directors, the President or stockholders at whose request the meeting is called in accordance with these By-laws.

     5. Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Board of Directors, when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the Board of Directors may prescribe. If required by the Board of Directors, the Treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     The Assistant Treasurer, if any, or if there be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall have other duties and powers as the Board of Directors may prescribe.

     6. Other Officers. Any other officer shall have such powers and duties as the Board of Directors may prescribe.

     Section 10.06. Resolutions and Instruments - Effect. The Secretary of the corporation shall keep, or cause to be kept, with the By-laws of the corporation, a copy of every resolution or instrument designating and choosing officers and prescribing their qualifications, tenure, authority, duties, compensation, and other appropriate incidents and attributes of office; and each such resolution or instrument shall be deemed to be a component part of these By-laws.

                                   Article XI

                                 INDEMNIFICATION

     The Corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the General Corporation Law of Delaware.

     Expenses incurred by a director of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the Corporation (or was serving at the Corporation's request as a director or officer of another corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of Delaware.

     The indemnification and advancement of expenses provided by this By-law shall not be deemed exclusive of any other rights provided by any agreement, vote of stockholders or disinterested directors or otherwise.

                                  Article XII

                               GENERAL PROVISIONS

     Section 12.01. Dividends. Dividends upon the shares of the corporation shall be declared by the Board of Directors in any regular or special meeting, pursuant to law and to the Certificate of Incorporation. Dividends may be paid in cash, in property, or in shares. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. The Board of Directors may deduct from the dividends payable to any stockholder all moneys due to the corporation by such stockholder on account of calls or otherwise. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only on the basis of the percentage of the consideration actually paid thereon.

     Section 12.02. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 12.03. Fiscal Year. The fiscal year of the corporation shall be fixed by a resolution of the Board of Directors.

     Section 12.04. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  Article XIII

                                   AMENDMENTS

     Subject to the provisions of the Restated Certificate of Incorporation, these By-laws may be altered, amended or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a quorum vote of the shares represented and entitled to vote at such meeting; provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Restated Certificate of Incorporation and these By-laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend these By-laws, or enact such other By-laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the corporation.

     I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the By-laws of HQ Sustainable Maritime Industries, Inc., as in effect on the date hereof.


     Dated:



                                        ________________________________________
                                                          of
                                        HQ Sustainable Maritime Industries, Inc.

EXHIBIT 4


Nevada Revised Statutes
Section 92A.300 through 92A.500
Rights of Dissenting Stockholders

92A.300. Definitions

     As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. "Beneficial stockholder" defined

     "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. "Corporate action" defined

     "Corporate action" means the action of a domestic corporation.

92A.315. "Dissenter" defined

     "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320. "Fair value" defined

     "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325. "Stockholder" defined

     "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. "Stockholder of record" defined

     "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335. "Subject corporation" defined

     "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest

     Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350. Rights of dissenting partner of domestic limited partnership

     A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited(liability company

     The articles of organization or operating agreement of a domestic limited( liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited(liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or by-laws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or by-laws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity: (1) If approval by the stockholders is required for the merger by NRS 92A. 120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or (2) A combination of cash and owner's interests of the kind described in sub( subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.


92A.410. Notification of stockholders regarding right of dissent

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420. Prerequisites to demand for payment for shares

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430. Dissenter's notice: Delivery to stockholders entitled to assert rights;
         contents

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder

     1. A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460. Payment for shares: General requirements

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.


92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480.   Dissenter's   estimate  of  fair  value:   Notification   of  subject
           corporation; demand for payment of estimate

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.   Legal   proceeding  to  determine  fair  value:   Duties  of  subject
           corporation; powers of court; rights of dissenter

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60(day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after(acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Legal proceeding to determine fair value: Assessment of costs and fees

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

EXHIBIT 5
                             PROCESS EQUIPMENT, INC.

                            2004 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the PROCESS EQUIPMENT, Inc., 2004 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain ownership of Stock, or be paid incentive compensation measured by reference to the value of the Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between the shareholders of the Company and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. This Plan also provides for granting Incentive Stock Options to the extent that Section 422 of the Code or such other applicable Section becomes available to give favorable or preferred tax treatment to the grant of Stock. Capitalized terms not defined in the text are defined in Section 24.

     2. STOCK SUBJECT TO THE PLAN. Subject to Section 18, the total number of Stock reserved and available for grant and issuance pursuant to this Plan will be the lesser of (i) 8% of Common Stock outstanding (determined on a fully diluted basis exclusive of Common Stock issued or issuable pursuant to options and other awards granted under the Plan) or (ii) ______ shares of Common Stock. At all times the Company shall reserve and keep available a sufficient number of Stock as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. Stock that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Stock, (b) reserved for issuance or issued under an Award granted hereunder but have been forfeited or repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Stock being issued, shall again be available for issuance.

     3. ELIGIBILITY. Awards may be granted to employees, officers, managers, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

     4. ADMINISTRATION.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a)  select persons to receive Awards;
     (b) determine the nature, extent, form and terms of Awards and the number of Stock or other consideration subject to Awards;
     (c) subject to the provisions of Section 4.3, determine the vesting, exercisability and payment of Awards;
     (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
     (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
     (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
     (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
     (h)  grant waivers of Plan or Award conditions;
     (i)  determine whether an Award has been earned;
     (j)  accelerate the vesting of any Award; and
     (k) make all other determinations necessary or advisable for the administration of this Plan.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     4.2. Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

     4.3. Vesting of Options. Unless an alternative vesting period is provided by the Committee with respect to any particular Award of Options under this Plan, 25% of each Award of Options shall vest upon the first anniversary of each Award, and a like amount shall vest on each subsequent anniversary.

     5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "incentive Stock options" which may give favorable or preferred tax treatment to the Grantee to the extent that Section 422 of the Code or such other applicable section becomes available ("ISO's") or Nonqualified Stock Options ("NQSO's"), the number of shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1. Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2. Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of five (5) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of Stockholders of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee determines.

     5.3. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 75% of the Fair Market Value of the Stock on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Stock on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Stock on the date of grant. Payment for the Stock purchased shall be made in accordance with Section 8 of this Plan.

     5.4. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.5. Method of Exercise. Options may be exercised only by delivery to the Company of a written option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Stock being purchased, the restrictions imposed on the Stock purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Stock being purchased.

     5.6. Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated for any reason except death, Disability, Retirement, for Cause, or Voluntary Termination (as defined below), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.
     (b) If the Participant is an employee, a manager or a director at the time an Award is made and such Participant voluntarily terminates employment with the Company (a "Voluntary Termination"), then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date no later than one (1) month after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.
     (c) If the Participant is an employee, a manager or a director at the time an Award is made and is Terminated because of Participant's death or Disability, then Participant's Options shall vest in full, notwithstanding such Participant's then applicable vesting schedule, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12)
          months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.
     (d) If the Participant is an employee, a manager or a director at the time an Award is made and Termination occurs because of Participant's
          Retirement, then the Participant may exercise such Participant's Options only to the extent that such Options have vested on or prior to the Termination Date, together with such number of Options as are scheduled to vest at the next regularly scheduled vesting date in accordance with the specific provisions of the vesting schedule contained in such Participant's Award Agreement, provided that such regularly scheduled vesting date would have occurred not later than twelve (12) months after the Termination Date, no later than twelve
          (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

     (e) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is an employee and is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Stock whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

     (f) If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

     5.7. Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Stock with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Stock on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Stock to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated hereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Stock permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.8. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that, except as expressly provided for in this Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may, by a written notice to affected Participants, reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     5.9. Limitations on Exercise. The Committee may specify a reasonable minimum number of Stock that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Stock for which it is then exercisable

     5.10. Registration Rights. Provided that registrable securities have not been registered, if the Company proposes to register any of its securities under the 1933 Act, then the Company will give prompt written notice to all holders of such securities of its intention to do so. Upon the written notice request of any such holders of registrable securities made within ten (10) days after the receipt of such notice, the Company will use its commercially reasonable efforts to effect the registration under the 1933 Act of the registrable securities.

     6. Restricted Stock Award. A Restricted Stock Award is an offer by the Company to sell to an eligible person (a "Participant-Offeree") Stock that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Stock the Participant-Offeree may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Stock will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     6.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant-Offeree) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Participant-Offeree shall evidence his or her acceptance of the offer of Restricted Stock by executing and delivering the Restricted Stock Purchase Agreement and full payment for the Stock to the Company not later than thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the Participant-Offeree. If the Participant-Offeree does not execute and deliver the Restricted Stock Purchase Agreement and tender full payment for the Stock to the Company within said thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

     6.2. Purchase Price. The Purchase Price of Stock sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted.

     6.3. Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

     6.4. Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

     "Transfer of this certificate and the Stock represented hereby is restricted pursuant to the terms of a Restricted Stock Purchase Agreement, dated as of _______, between the Company and ____________, and the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time. A copy of the Certificate of Incorporation and Bylaws are on file at the principal executive offices of the Company."

     Appropriate stop-transfer orders with respect to Restricted Stock shall be entered on the Company's Stockholder records and/or with the Company's transfer agent and registrar; provided, however, that the failure or refusal to enter any stop-transfer order shall not be construed as a modification or waiver of any provision of the Plan, the Award Agreement, or otherwise.

     6.5. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Stock, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. STOCK BONUSES.

     7.1. Awards of Stock Bonuses. A Stock Bonus is an award of Stock (which may consist, in whole or in part, of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement by the Company, Parent or Subsidiary and/or individual of Performance Factors or such other criteria as the Committee may determine.

     7.2. Terms of Stock Bonuses. The Committee will determine the number of Stock to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Stock that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Stock may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the Performance Factors applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     7.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Stock or a combination thereof, either in a lump sum payment or in installments, all as the Committee may determine.

     8. PAYMENT FOR STOCK PURCHASES.

     8.1. Payment. Payment for Stock purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)  by cancellation of indebtedness of the Company to the Participant;
     (b) by surrender of Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such Stock were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Stock); or (2) were obtained by Participant in the public market;
     (c) by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;
          provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Stock with a promissory note unless the note is adequately secured by collateral other than the Stock;
     (d) by waiver of compensation due or accrued to the Participant for services rendered;
     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's Stock exists:
     (f) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and sell a portion of the Stock so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company; or
     (g) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Exercise Price directly to the Company; or
     (h)  by any combination of the foregoing.

     9. WITHHOLDING TAXES.

     9.1. Withholding Generally. Whenever Stock are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Stock. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     9.2. Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Stock to be issued that number of Stock having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Stock withheld for this purpose will be made in accordance with the requirements established by the Committee and shall be in writing in a form acceptable to the Committee.

     10. Privileges Of Stock Ownership. No Participant will have any of the rights of a Stockholder with respect to any Stock Option until the Participant has exercised his Stock Option, paid for the Stock, and the Stock has been issued to the Participant. Thereafter, the Participant will be a Stockholder and have all the rights of Stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock; provided, that if such Stock are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Stock by virtue of a dividend of Stock, split of Stock or any other change in the legal or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Stock that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12 hereof.

     11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by any Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, except as determined by the Committee and expressly set forth in the Award Agreement.

     12. Restrictions On Stock. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Stock held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Stock under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. Certificates. All certificates for Stock or other securities delivered under this Plan will be subject to such stop-transfer orders, legends and other restrictions consistent with the terms of the Awards as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Stock may be listed or quoted. 14. ESCROW; PLEDGE OF STOCK. To enforce any restrictions on a Participant's Stock, the Committee may require the Participant to deposit all certificates representing Stock, together with powers of attorney or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Stock under this Plan will be required to pledge and deposit with the Company all or part of the Stock so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Stock or other collateral. In connection with any pledge of the Stock, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Stock purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     14. Exchange And Buyout Of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Stock (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     15. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Stock may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Stock under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable;

and/or (b) completion of any registration or other qualification of such Stock under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     16. No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship with the Company at any time, with or without cause.

     17. Corporate Transactions.

     17.1.   Assumption   or   Replacement   of  Awards  by   Successor.   If  a
Change-of-Control Event occurs:

     (i) the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

          (1) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to Stockholders (after taking into account the existing provisions of the Awards), or

          (2) issue, in place of outstanding Stock of the Company held by the Participant, substantially similar Stock or other property subject to repurchase restrictions no less favorable to the Participant.

     (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

     17.2. Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

     17.3. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Stock issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     17.4. Adjustment of Stock in Certain Capital Changes.

     (a) Upon the occurrence of a Change-of-Control Event, an extraordinary transaction or other event or circumstance affecting the Stock shall occur, including, but not limited to, any distribution (whether in the form of cash, Stock or other property), reorganization or conversion into a corporation, recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, Stock exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of Stock or other securities or property which may thereafter be issued in connection with Awards, (ii) the number and kind of Stock or other securities or property issued or issuable in respect of outstanding Awards, (iii) the exercise price relating to any Award, and (iv) the number and kind of Stock or other securities reserved for issuance under this Plan, and (B) canceling outstanding Awards in exchange for replacement awards or cash, in such amounts or for such price as the Committee may determine as fair, in its sole discretion, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain ISOs' subsequent to any such adjustment, such adjustment shall be made in accordance with Section 424 of the Code.

     (b) If the Company engages in a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation, the Options and Awards outstanding immediately prior to the consummation of transaction shall be treated by the surviving company in such transaction in the same manner as specified in Section 18.1(b)(i)(1).

     18. Adoption And Stockholder Approval. This Plan became effective on April ___, 2004, the date that this Plan was approved by the Stockholders of the Company, consistent with applicable laws (the "Effective Date").

     19. Term Of Plan. Unless earlier terminated as provided herein, this Plan will terminate five (5) years from the date this Plan is adopted by the Board or, if earlier, the date of Stockholder approval.

     20. Amendment Or Termination Of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the Stockholders of the Company, amend this Plan in any manner that requires such Stockholder approval.

     21. Effect Of Section 162(M) Of The Code. The Plan and all Awards issued there under are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation
Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of
Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without Stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange
Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of
Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any Stockholder approval required under Section 162(m) of the Code has been obtained.

     22. General.

     22.1. Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of Stock acquired under any Award, provisions giving the Company the right to repurchase Stock acquired under any Award in the event the Participant elects to dispose of such Stock, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

     22.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     22.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     22.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor or is otherwise legally incompetent or incapacitated, or has died, then any payment due to such person or such person's estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefore.

     22.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or Manager of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability
(including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Operating Agreement or other governing or charter documents, or as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     22.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. 23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

         22.7. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     22.8. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     22.9. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     22.10. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     22.11. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     22.12. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

     22.13. Nonexclusively of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the Stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of Stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. Definitions. As used in this Plan, the following terms will have the following meanings:

          "Affiliate" means any affiliate of the Company within the meaning of 17 CFR ss. 230.405.

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six (6) months or more.

          "Change-of-Control Event" means any one or more of the following:

               (i)  a dissolution or liquidation of the Company,

               (ii) a merger or  consolidation  in which the  Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, are in corporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Stockholders of the Company or their relative Stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

               (iii)a merger in which the Company is the  surviving  corporation but after which the Stockholders of the Company immediately prior to such merger (other than any Stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Stock or other equity interest in the Company,

               (iv) the sale of substantially  all of the assets of the Company,
                    or

               (v) the acquisition, sale, or transfer of more than 50% of the outstanding Stock of the Company by tender offer or similar transaction.

          Notwithstanding the foregoing, a transaction the principal purpose of which is to change the Company from a "pass-through" entity for federal income tax purpose to an entity taxed as a corporation shall not, by itself, constitute a Change-of-Control Event.

          "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          "Committee" means (i) the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or
(ii) the Board. If no Committee has been appointed, or if no Committee is serving as such, any reference to the Committee shall include the Board.

          "Company" means Process Equipment, Inc., a Delaware corporation, and any successor thereto.

          "Director" means a person who is a director of the Board of Directors of the Company.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Stock issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a Stock determined as follows:

               (a) if such Stock are then quoted on the NASDAQ National Market, the closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

               (b) if such Stock are publicly traded and are then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Stock are listed or admitted to trading as reported in The Wall Street Journal;

               (c) if such Stock are publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith;

               (d) if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

          "ISO" has the meaning set forth in Section 5.

          "Insider" means an officer or Manager of the Company or any other person whose transactions in the Company's securities would be subject to
Section 16 of the Exchange Act if the Company were subject to the reporting requirements of the Exchange Act.

          "NQSO" has the meaning set forth in Section 5.

          "Option"  means an award of an option to  purchase  Stock  pursuant to
Section 5.

          "Outside Director" means a person who is (i) a member of the Board of Directors of the Company, (ii) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and
(iii) an "outside director" within the meaning of Section 162(m) of the Code.

          "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

               (a)  Net revenue and/or net revenue growth;
               (b)  Earnings  before  income  taxes  and   amortization   and/or
                    earnings
               (c)  before income taxes and amortization growth;
               (d)  Operating income and/or operating income growth;
               (e)  Net income and/or net income growth;
               (f)  Earnings per share and/or earnings per share growth;
               (g) Total Stockholder return and/or total Stockholder return growth;

               (h)  Return on equity;
               (i)  Operating cash flow return on income;
               (j)  Adjusted operating cash flow return on income;
               (k)  Economic value added;
               (l)  Individual confidential business objectives;
               (m)  Successful capital raises;
               (n)  Obtaining standard FDA approvals;
               (o)  Completion of product development;
               (p)  Recruiting key employees;
               (q)  Actual shipments expressed in Stock or dollars;
               (r)  Successful completion of an audit;
               (s)  Sales levels; and
               (t) Other factors deemed reasonable and appropriate by the Committee.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "Plan" means this DOBI Medical Systems, Inc., 2004 Stock Incentive Plan, as amended from time to time.

          "Restricted  Stock Award" means an award of Stock  pursuant to Section
6.

          "Retirement" shall mean retirement pursuant to the retirement policy developed by the Committee, if any, as may be applicable at the time that a Participant in question voluntarily ceases to be an employee, manager or director of the Company following attaining retirement age, which retirement age shall initially be set at age 65, unless and until the Committee in its discretion determines otherwise.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Stockholder" means any holder of the Company's Blank Check Preferred Stock, its Class A Preferred Shares, or its Common Stock, as defined in the Company's Certificate of Incorporation, as it may be amended from time to time, which stock has been duly authorized and validly issued.

          "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

          "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director Manager, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Stock" means the common stock of the Company having a par value of $0.001 per share, and as defined in the Company's Certificate of Incorporation, as it maybe amended from time to time, which Stock has been or is hereafter reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18 hereof, and any successor security.

          "Stock Bonus" means an award of Stock, or cash in lieu of Stock, pursuant to Section 7.

          "Unvested Stock" means "Unvested Stock" as defined in the Award Agreement.

          "Vested Stock" means "Vested Stock" as defined in the Award Agreement.